UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 2, 2017

Seaboard Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-3390	04-2260388
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

9000 West 67th Street, Merriam, Kansas	66202
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code    (913) 676-8800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On February 2, 2017, Registrant issued a press release announcing that the Board has declared a quarterly cash dividend of $1.50 per share of common stock, payable on February 23, 2017, to shareholders of record at the close of business on February 13, 2017. The full text of this press release is included as exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

  99.1 Press release of Seaboard Corporation dated February 2, 2017, regarding the declaration of a dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATE: February 2, 2017

Seaboard Corporation

By:	/s/ Robert L. Steer
Robert L. Steer, Executive Vice President,
Chief Financial Officer